UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 1, 2014

STRATEX OIL & GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	333-164856	94-3364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 S. Main, Suite 900, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 519-8500
(Registrant’s telephone number, including area code)

30 Echo Lake Road, Watertown, CT 06795
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 1, 2014, pursuant to the terms and condition of the Agreement and Plan of Merger dated May 6, 2014 by and among Stratex Oil & Gas Holdings, Inc. (the “Company”), Richfield Acquisition Corp. (“Merger Sub”), and Richfield Oil & Gas Company (“Richfield”), as amended by Amendment No. 1 to Agreement and Plan and Merger dated July 17, 2014 (the Agreement and Plan of Merger, as so amended, the “Merger Agreement”), Merger Sub merged with and  into Richfield, with Richfield continuing as the surviving corporation and as a wholly owned subsidiary of Stratex (the “Merger”). Prior to the completion of the transaction, the Merger Agreement and related transactions were approved by Richfield’s stockholders at a special meeting held on November 24, 2014.

As a result of the Merger, each outstanding share of Richfield common stock was converted into the right to receive one share of our common stock. As a result of the Merger, we will deliver an aggregate of approximately 60,616,448 shares of our common stock to the Richfield stockholders. Those shares are registered under the Securities Act of 1933, as amended, on Stratex’s Registration Statement on Form S-4 (File No.333-198384) which includes a Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The Agreement and Plan of Merger dated May 6, 2014 was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2014 and Amendment No. 1 to Agreement and Plan of Merger dated July 17, 2014 was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2014, both of which Exhibits are incorporated herein by reference.

The Merger Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements made in those representations and warranties were made for the purposes of that agreement and are subject to qualifications and limitations agreed upon by the parties, which are not necessarily reflected in the Merger Agreement, in connection with negotiating the terms of that agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from that generally used by investors, or may have been used for the purpose of allocating risk between the parties and not for the purposes of accurately portraying matters of fact.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 1, 2014, we entered into an Employment Agreement with Michael Cederstrom, to serve as our Vice President – Corporate Affairs. Immediately prior to joining Stratex, Mr. Cederstrom served as President and Chief Executive Officer of Richfield. Below is a summary of the material provisions of such Employment Agreement which summary is qualified in its entirety by reference to the full text of the Employment Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Capitalized terms not defined herein shall have the meaning ascribed to them in the Employment Agreement.

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The initial term of employment under the Employment Agreement is two (2) years, unless earlier terminated by us or Mr. Cederstrom by reason of disability, for cause, for “good reason,” change of control or otherwise. The Employment Agreement provides for an annual base salary of $230,000 during the first year of employment and $253,000 during the second year of employment. In addition to his base salary, we have agreed to issue Mr. Cederstrom 400,000 shares of the Company’s common stock on or before February 15, 2015. Commencing January 1, 2015, Mr. Cederstrom will be eligible for a targeted annual performance bonus (“Bonus”) equal to 50% of his then applicable base salary, as determined by our Board, based upon certain performance criteria to be adopted by the Board upon the recommendation of our compensation committee.  The actual Bonus may be less than or more than the target bonus based upon the assessment by the Board, in its sole and absolute discretion, of Executive’s performance against such criteria. Notwithstanding the foregoing, in no event shall the Bonus awarded in any year exceed 100% of Mr. Cederstrom’s then applicable base salary. Upon termination of Mr. Cederstrom without “cause”, upon his resignation for “good reason”, or upon his termination following a “change of control” (each as defined in the Employment Agreement) he will be entitled to receive from us a severance payment in an amount equal to six (6) months of his then current base salary. As a condition to entering into the Employment Agreement with Stratex, Mr. Cederstrom waived his rights to receive all compensation, severance or any other payments that may have been due to him from Richfield, except that we agreed to pay him certain unpaid salary in the amount of $46,414 on or before November 30, 2015.

On December 1, 2014, we increased the size of our Board of Directors from four (4) persons to six (6) persons and appointed Joseph Tate and John McFadden to serve as directors of the Company. Previously, Messrs. Tate and McFadden were directors of Richfield.

Set forth below are the biographies for each of Messrs. Cederstrom, Tate and McFadden:

Michael A. Cederstrom (age 61) served as Richfield’s general counsel and corporate secretary since December 15, 2011 and as Richfield’s president and chief executive officer since September 9, 2014. Mr. Cederstrom provided legal services to Richfield as an independent contractor from March 2011 until December 15, 2011. Mr. Cederstrom served as general counsel to Hewitt Petroleum, Inc. from May 2009 until March 2011. Mr. Cederstrom has over 31 years of experience as a corporate attorney representing businesses in various capacities, including SEC reporting and compliance. Mr. Cederstrom has represented oil and gas exploration and production companies for over 17 years in all areas including leasing, environmental and regulatory compliance and securities matters. Mr. Cederstrom practiced law with Dexter & Dexter Attorneys at Law from 2004 to 2008. Mr. Cederstrom’s law practice specialized in business law, including initial organization of business entities, maintenance of the entity, employment matters and business tax matters. In 1997 Mr. Cederstrom organized and registered the shares of HEGCO Canada, Inc. on the CDNX, and served as its general counsel and CFO from 1997 to 2002. Mr. Cederstrom has participated in the organization of a bank and registration of the bank's shares on the New York Stock Exchange, and has served on the Board of Directors of two banks and several other businesses. Mr. Cederstrom received a Bachelor of Science degree in Finance from the University of Utah and a Juris Doctorate degree from Southwestern University. While at Southwestern University, Mr. Cederstrom earned two Jurisprudence Awards for exceptional achievement in the study of Tax and Estate Planning.

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John J. McFadden served on Richfield’s Board of Directors since May 18, 2008 and served as the Chairman of Richfield’s Compensation and Audit Committees. Mr. McFadden brings over 40 years of experience in the investment banking industry. Since 1998 Mr. McFadden has been self-employed as a consultant, providing consultation to his clients regarding both investment banking and energy matters. His clients include Equitable Gas, Select Energy and Optimira Energy. From 1996 until 1998, Mr. McFadden was employed as the Senior Managing Director of Cambridge Holding and Cambridge Partners, LLC, a private investment company based in New York, NY. From 1968 until 1996 Mr. McFadden was employed by The First Boston Corporation (later Credit Suisse First Boston) with a variety of responsibilities in corporate finance and public finance, including service as Vice President and Treasurer. Mr. McFadden has previously served as a director of two publicly-traded companies, of Advanced Battery Technologies, Inc. and China Digital Animation, Inc. Mr. McFadden received a Bachelor of Arts degree from St. Bonaventure University.

Joseph P. Tate served on Richfield’s Board of Directors since March 31, 2012 and served as the Chairman of Richfield’s Nominating and Corporate Governance Committees and as a member of Richfield’s Audit Committee and Compensation Committee. Mr. Tate has more than 40 years of entrepreneurial experience. In 1967, he founded Valley Sanitation, a two-truck waste hauling business in Fort Atkinson, Wisconsin. The company had three employees and annual revenues of $40,000 the first year. In 1993, he merged his 12-location business with 10 others to form Superior Services, Inc., a solid waste, special waste and hazardous waste business serving the Midwest (“Superior”). By 1999, Superior had a successful initial public offering, a secondary offering and finally, sold to Vivendi, a French conglomerate. At the time of the sale, Superior had over 3,000 employees. Mr. Tate served as President/CEO and Chairman of the Board at Superior. After the sale of Superior, Mr. Tate started Tate Enterprises, a company that offers professional management services to the organizations in which he is a substantial equity partner. Mr. Tate is an officer, director and/or significant equity holder in several companies including OnMilwaukee.com, an internet city guide; TMX, a decorative mulch company; Tate Farm, a ranch in Utah; Mason Car Wash, a car wash and oil change business; Sherman Disposal, a solid waste disposal company; Coastal Disposal, a solid waste disposal company; Midwest Compost, a grass and leaves transfer station; and Rapport Leadership, an organizational and leadership development company. Mr. Tate recently retired from the non-profit boards of Second Harvest of Wisconsin and the Next Door Foundation. He currently serves as a director of CEO Leadership Academy, The Tate Family Foundation and Rapport Leadership.

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Certain Related Party Transactions

Joseph P. Tate:

•	Mr. Tate is a beneficial owner of land within the HUOP. Richfield entered into two oil and natural gas leases with Mr. Tate and his spouse (“Tate”) as joint tenants, totaling 1,823 acres. The Tate leases consisted of i) a new lease Richfield entered into in March 2012 relating to 400 net acres, for $100,000; and ii) the renewal of an existing lease Richfield entered into on March 2012 for a five-year term relating to 1,423 net acres, for $283,200. The total amount of $383,200 was paid to Tate through the issuance of 153,280 shares of Richfield common stock, valued at $2.50 per share. In March 2014, Richfield consolidated and replaced the prior Tate leases with a new lease covering a combined 1,823 net acres. The initial bonus for the new lease totals $182,308 which was paid through the issuance of 729,232 shares of Richfield common stock, valued at $0.25 per share, which represents a prepayment of all delay rentals for the 10 year primary term commencing on April 15, 2014. The initial bonus amount is similar to third party 10 year primary term leases obtained by Richfield in the HUOP at or around the time of the transaction. Pursuant to the terms of the new Tate lease, Tate is entitled to 12.50% landowner royalty-interest revenues relating to hydrocarbons produced by Richfield. No oil or natural gas has been extracted from the leased land and therefore no landowner royalties have been paid to Tate.

•	In March 2012, Tate and Richfield agreed to the repayment of a $100,000 outstanding payable, including interest of $18,000, through the issuance of 47,200 shares of common stock, valued at $118,000, or $2.50 per share.

•	In October 2012, MacKov assigned warrants to purchase 88,057 shares of Richfield common stock to Joseph P. Tate and several unaffiliated investors for total cash consideration of $17,611, or $0.20 per warrant. Mr. Tate and the other unaffiliated investors then exercised the warrants to purchase 88,057 shares of Richfield common stock for total cash consideration of $140,889, or $1.60 per share.

•	In May 2013, Mr. Tate purchased 250,000 shares of common stock of Richfield for cash in the amount of $200,000, or $0.80 per share. The shares were subject to a ratchet provision that in the event Richfield sold shares of common stock or convertible securities at any time prior to December 31, 2013 at a price per share less than $0.80, Richfield would issue an additional amount of shares of common stock to make the effective price of the shares of common stock equal to the price per share of common stock that were sold for less than $0.80. In addition, Richfield granted warrants to Mr. Tate to purchase up to 125,000 shares of common stock with an exercise price of $1.00 that expired in May 2014. In January 2014, 262,821 shares of common stock were issued pursuant to the terms of this provision. The fair value of these shares at the time of issuance was $63,077 or $0.24 per share.

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Item 9.01    Financial Statements and Exhibits.

a.           Financial Statements of Business Acquired.

The financial statements of Richfield required by Item 9.01(a) were included in the Proxy Statement/Prospectus and are incorporated herein by reference.

b.           Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) was included in the Proxy Statement/Prospectus and is incorporated herein by reference.

c.           Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of May 6, 2014 by and among Stratex Oil & Gas Holdings, Inc., Richfield Acquisition Corp., and Richfield Oil & Gas Company (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 7, 2014).

2.2	Amendment No. 1 to Agreement and Plan of Merger dated as of July 17, 2014 by and among Stratex Oil & Gas Holdings, Inc., Richfield Acquisition Corp., and Richfield Oil & Gas Company (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on July 23, 2014).

10.1	Employment Agreement between the Company and Michael Cederstrom

99.1	Press Release by Stratex Oil & Gas Holdings, Inc. dated December 1, 2014

99.2	Press Release by Stratex Oil & Gas Holdings, Inc. dated December 3, 2014

99.3	Audited financial statements of Richfield Oil & Gas Company for the years ended December 31, 2013 and 2012 (incorporated by reference to the Proxy Statement/Prospectus)

99.4	Unaudited financial statements of Richfield Oil & Gas Company for the six months ended June 30, 2014 and 2013 (incorporated by reference to the Proxy Statement/Prospectus)

99.5	Unaudited pro forma financial information (incorporated by reference to the Proxy Statement/Prospectus)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX OIL & GAS HOLDINGS, INC.

Date: December 3, 2014	By:	/s/ Stephen Funk
Name: Stephen Funk
Title: Chief Executive Officer

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